JONES DAY	HUNTON & WILLIAMS LLP
North Point	Riverfront Plaza, East Tower
901 Lakeside Avenue	951 East Byrd Street
Cleveland, Ohio 44114	Richmond, Virginia 23219
Telephone: (216) 586-3939	Telephone: (804) 788-8200
Facsimile: (216) 579-0212	Facsimile: (804) 788-8218
David G. Heiman (admitted pro hac vice)	Tyler P. Brown (VSB No. 28072)
Carl E. Black (admitted pro hac vice)	J.R. Smith (VSB No. 41913)
Thomas A. Wilson (admitted pro hac vice)	Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
Attorneys for Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	Chapter 11

Alpha Natural Resources, Inc., et al.,	Case No. 15-33896 (KRH)

Debtors.	(Jointly Administered)

DEBTORS' MONTHLY OPERATING REPORT FOR THE
PERIOD FROM JANAUARY 1, 2016 THROUGH JANUARY 31, 2016 (1)

In accordance with Section 1746 of Title 28 of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete.

Authorized Person:

/s/ Philip J. Cavatoni	Dated:	February 19, 2016
Philip J. Cavatoni
Executive Vice President &
Chief Financial & Strategy Officer

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 2

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
1	15-33963 (KRH)	AMFIRE Mining Company, LLC	$—	$—
2	15-34032 (KRH)	Maxxum Carbon Resources, LLC	—	—
3	15-33939 (KRH)	Alpha Land and Reserves, LLC	—	1,306
4	15-33962 (KRH)	Esperanza Coal Co., LLC	—	—
5	15-33932 (KRH)	Dickenson-Russell Coal Company, LLC	—	1,375
6	15-33935 (KRH)	Dickenson-Russell Land and Reserves, LLC	—	—
7	15-34039 (KRH)	Paramont Coal Company Virginia, LLC	—	7,310
8	15-33960 (KRH)	Enterprise Mining Company, LLC	—	1,669
9	15-33970 (KRH)	Axiom Excavating and Grading Services, LLC	—	—
10	15-33904 (KRH)	Knox Creek Coal Corporation	—	742
11	15-33905 (KRH)	Mill Branch Coal Corporation	—	19
12	15-33908 (KRH)	Pigeon Creek Processing Corporation	—	23
13	15-33907 (KRH)	North Fork Coal Corporation	—	30
14	15-33910 (KRH)	Resource Land Company LLC	—	—
15	15-33903 (KRH)	Harlan Reclamation Services LLC	—	8
16	15-33909 (KRH)	Resource Development LLC	—	—
17	15-33929 (KRH)	Rawl Sales & Processing Co.	—	49
18	15-34015 (KRH)	Martin County Coal Corporation	—	127
19	15-33981 (KRH)	Sidney Coal Company, Inc.	—	1,491
20	15-33951 (KRH)	Road Fork Development Company, Inc.	8	—
21	15-33991 (KRH)	Sycamore Fuels, Inc.	—	—
22	15-33987 (KRH)	Long Fork Coal Company	—	22
23	15-34034 (KRH)	New Ridge Mining Company	—	259
24	15-34047 (KRH)	Pilgrim Mining Company, Inc.	—	44
25	15-34028 (KRH)	Crystal Fuels Company	—	—
26	15-33953 (KRH)	Lauren Land Company	—	2,348
27	15-34046 (KRH)	Peter Cave Mining Company	—	5
28	15-33975 (KRH)	Freeport Resources Company, LLC	—	—
29	15-34030 (KRH)	Cumberland Coal Resources, LP	—	17,914
30	15-33925 (KRH)	Alpha Coal Resources Company, LLC	—	21
31	15-34042 (KRH)	Pennsylvania Land Holdings Company, LLC	—	39
32	15-34043 (KRH)	Pennsylvania Land Resources Holding Company, LLC	—	—
33	15-34020 (KRH)	Pennsylvania Land Resources, LLC	346	2,259
34	15-33956 (KRH)	Emerald Coal Resources, LP	—	719
35	15-33964 (KRH)	Rostraver Energy Company	—	—
36	15-34044 (KRH)	Pennsylvania Services Corporation	—	151
37	15-33968 (KRH)	Foundation PA Coal Company, LLC	—	—
38	15-33973 (KRH)	Freeport Mining, LLC	—	—
39	15-33965 (KRH)	Foundation Mining, LLC	—	79

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 3

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
40	15-33955 (KRH)	Alpha PA Coal Terminal, LLC	—	137
41	15-33936 (KRH)	River Processing Corporation	—	—
42	15-33961 (KRH)	Rockspring Development, Inc.	—	339
43	15-33946 (KRH)	Riverton Coal Production Inc.	—	—
44	15-34049 (KRH)	Pioneer Fuel Corporation	—	1,443
45	15-34040 (KRH)	Paynter Branch Mining, Inc.	—	15
46	15-33924 (KRH)	Kingston Mining, Inc.	—	3,096
47	15-33906 (KRH)	Neweagle Industries, Inc.	—	—
48	15-33986 (KRH)	Barbara Holdings Inc.	—	—
49	15-33967 (KRH)	Rum Creek Coal Sales, Inc.	—	216
50	15-33966 (KRH)	Aracoma Coal Company, Inc.	—	1,795
51	15-33978 (KRH)	Bandmill Coal Corporation	—	763
52	15-33996 (KRH)	Highland Mining Company	—	2,075
53	15-33919 (KRH)	Delbarton Mining Company	—	1,530
54	15-33982 (KRH)	Logan County Mine Services, Inc.	—	23
55	15-33990 (KRH)	Barnabus Land Company	—	—
56	15-34016 (KRH)	Brooks Run Mining Company, LLC	—	4,863
57	15-34033 (KRH)	McDowell-Wyoming Coal Company, LLC	—	—
58	15-33992 (KRH)	Herndon Processing Company, LLC	—	13
59	15-33976 (KRH)	Litwar Processing Company, LLC	—	487
60	15-34013 (KRH)	Kepler Processing Company, LLC	—	805
61	15-33943 (KRH)	Riverside Energy Company, LLC	—	530
62	15-33988 (KRH)	Stirrat Coal Company	—	6
63	15-33920 (KRH)	Premium Energy, LLC	—	1,702
64	15-34022 (KRH)	Brooks Run South Mining, LLC	—	2,931
65	15-34036 (KRH)	Nicewonder Contracting, Inc.	—	—
66	15-34011 (KRH)	Twin Star Mining, Inc.	—	114
67	15-33895 (KRH)	Buchanan Energy Company, LLC	—	4
68	15-33941 (KRH)	Kingwood Mining Company, LLC	—	33
69	15-34041 (KRH)	Peerless Eagle Coal Co.	—	33
70	15-34005 (KRH)	Jacks Branch Coal Company	—	154
71	15-33933 (KRH)	Republic Energy, Inc.	—	4,516
72	15-34021 (KRH)	White Buck Coal Company	—	8
73	15-33985 (KRH)	Green Valley Coal Company	—	27
74	15-33914 (KRH)	Power Mountain Coal Company	—	261
75	15-34010 (KRH)	Kanawha Energy Company	—	20
76	15-33984 (KRH)	Spartan Mining Company	—	3,611
77	15-33911 (KRH)	Alex Energy, Inc.	—	1,932
78	15-33948 (KRH)	Elk Run Coal Company, Inc.	—	3,508

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 4

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
79	15-34009 (KRH)	Marfork Coal Company, Inc.	—	5,704
80	15-34045 (KRH)	Performance Coal Company	—	84
81	15-33979 (KRH)	Goals Coal Company	—	51
82	15-34008 (KRH)	Black King Mine Development Co.	—	888
83	15-34026 (KRH)	Clear Fork Coal Company	—	3
84	15-34038 (KRH)	Omar Mining Company	—	32
85	15-34002 (KRH)	Independence Coal Company, Inc.	—	625
86	15-34004 (KRH)	Black Castle Mining Company, Inc.	—	2,805
87	15-33969 (KRH)	Laxare, Inc.	—	110
88	15-34012 (KRH)	Boone East Development Co.	—	1,562
89	15-33949 (KRH)	Alpha Wyoming Land Company, LLC	—	80
90	15-34007 (KRH)	Jay Creek Holding, LLC	—	—
91	15-33923 (KRH)	Delta Mine Holding Company	—	—
92	15-34014 (KRH)	Wabash Mine Holding Company	—	154
93	15-33944 (KRH)	Alpha Midwest Holding Company	—	—
94	15-34017 (KRH)	Warrick Holding Company	—	—
95	15-33971 (KRH)	Foundation Royalty Company	—	6
96	15-33926 (KRH)	Alpha Coal Sales Co., LLC	—	12,707
97	15-33901 (KRH)	Appalachia Holding Company	—	1,384
98	15-33972 (KRH)	Russell Fork Coal Company	—	—
99	15-33896 (KRH)	Alpha Natural Resources, Inc.	52	10
100	15-33921 (KRH)	Alpha Appalachia Services, Inc.	—	9
101	15-33902 (KRH)	Black Mountain Cumberland Resources, Inc.	—	—
102	15-33900 (KRH)	Appalachia Coal Sales Company, Inc.	—	—
103	15-33974 (KRH)	Shannon-Pocahontas Coal Corporation	—	—
104	15-34025 (KRH)	Wyomac Coal Company, Inc.	—	—
105	15-34000 (KRH)	Big Bear Mining Company	—	38
106	15-33999 (KRH)	Hopkins Creek Coal Company	—	—
107	15-33995 (KRH)	T. C. H. Coal Co.	—	—
108	15-34006 (KRH)	Trace Creek Coal Company	—	7
109	15-33912 (KRH)	Dehue Coal Company	—	—
110	15-33947 (KRH)	Alpha Natural Resources, LLC	195,129	1,336
111	15-33954 (KRH)	AMFIRE, LLC	—	—
112	15-33938 (KRH)	DRIH Corporation	—	—
113	15-33958 (KRH)	AMFIRE Holdings, LLC	—	—
114	15-34023 (KRH)	Williams Mountain Coal Company	—	—
115	15-34001 (KRH)	Thunder Mining Company II, Inc.	—	—
116	15-33917 (KRH)	Alpha Appalachia Holdings, Inc.	—	—
117	15-33952 (KRH)	Alpha Natural Resources Services, LLC	—	71,848

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 5

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
118	15-34029 (KRH)	Maxxim Shared Services, LLC	—	9,692
119	15-33913 (KRH)	Alpha American Coal Company, LLC	—	—
120	15-33915 (KRH)	Alpha American Coal Holding, LLC	—	—
121	15-33950 (KRH)	Alpha Natural Resources International, LLC	—	—
122	15-33937 (KRH)	Alpha India, LLC	—	6
123	15-33898 (KRH)	Alpha European Sales, Inc.	—	—
124	15-33977 (KRH)	Shannon-Pocahontas Mining Company	—	—
125	15-33994 (KRH)	Lynn Branch Coal Company, Inc.	—	—
126	15-33942 (KRH)	Duchess Coal Company	—	—
127	15-34019 (KRH)	West Kentucky Energy Company	—	—
128	15-33989 (KRH)	Greyeagle Coal Company	—	5
129	15-33957 (KRH)	Robinson-Phillips Coal Company	—	—
130	15-33945 (KRH)	Eagle Energy, Inc.	—	20
131	15-33983 (KRH)	Bandytown Coal Company	—	—
132	15-33993 (KRH)	Belfry Coal Corporation	—	—
133	15-34050 (KRH)	Plateau Mining Corporation	—	21
134	15-34024 (KRH)	Castle Gate Holding Company	—	—
135	15-34003 (KRH)	Maple Meadow Mining Company	—	—
136	15-33997 (KRH)	Tennessee Consolidated Coal Company	—	31
137	15-34027 (KRH)	Maxxim Rebuild Co., LLC	—	819
138	15-33928 (KRH)	DFDSTE Corp.	—	—
139	15-34035 (KRH)	New River Energy Corporation	—	103
140	15-34018 (KRH)	Coal Gas Recovery II, LLC	112	248
141	15-33940 (KRH)	Alpha Terminal Company, LLC	—	—
142	15-33959 (KRH)	Alpha Shipping and Chartering, LLC	—	—
143	15-33931 (KRH)	Alpha Coal West, Inc.	—	15,364
144	15-33916 (KRH)	Alpha Sub Eight, LLC	—	—
145	15-33918 (KRH)	Alpha Sub Eleven, Inc.	—	—
146	15-33922 (KRH)	Alpha Sub Nine, LLC	—	—
147	15-33927 (KRH)	Alpha Sub One, LLC	—	—
148	15-33930 (KRH)	Alpha Sub Ten, Inc.	—	—
149	15-33934 (KRH)	Alpha Sub Two, LLC	—	—

	Total Debtors (3)		$195,647	$200,751

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 6

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
1	Alpha Natural Resources, LLC	Bank of America, N.A.	Main Concentration Account	8595	$142,224
2	Alpha Natural Resources, LLC	Branch Banking and Trust Company	Concentration Account	0601	$47
3	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Segregated Concentration Account	8377	$324,940
4	Alpha Natural Resources, LLC	Bank of America, N.A.	Segregated Account	8084	$230
5	Alpha Natural Resources, LLC	Bank of America, N.A.	ZBA Lockbox Account	8603	$—
6	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	3314	$—
7	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	8967	$—
8	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Payroll Account	7851	$—
9	Bandmill Coal Corporation	Bank of America, N.A.	ZBA Payroll Account	0891	$—
10	Cumberland Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7899	$—
11	Dickenson-Russell Coal Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7912	$—
12	Emerald Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7931	$—
13	Goals Coal Company	Bank of America, N.A.	ZBA Payroll Account	0896	$—
14	Litwar Processing Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7979	$—
15	Power Mountain Coal Company	Bank of America, N.A.	ZBA Payroll Account	0919	$—
16	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Master Disbursement Account	9502	$—
17	Maxxim Rebuild Co., LLC	Branch Banking and Trust Company	Maxxim Operating Account	2706	$312
18	Foundation PA Coal Company, LLC	Bank of America, N.A.	Rice Proceeds Account	7254	$39,386
19	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9311	$31,814
20	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9316	$20,244
21	Alpha India, LLC	Bank of America, N.A.	Operating Account	5585	$—
22	New River Energy Corporation	First Community Bank	Operating Account	6945	$52
23	Pennsylvania Land Resources, LLC	Wells Fargo	Operating Account	7130	$4,132
24	Coal Gas Recovery II, LLC	Wells Fargo	Operating Account	7155	$166
25	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1501T	$1
26	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1560W	$—
27	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1561Q	$—
28	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3914	$8
29	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3949	$10
30	Alpha Appalachia Services, Inc.	United Bank	Petty Cash Account	1965	$4
31	Alpha Coal West, Inc.	First National Bank	Petty Cash Account	1657	$11
32	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Payroll Petty Cash Account	5234	$66
33	Logan County Mine Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3930	$10
34	Brooks Run Mining Company, LLC	JP Morgan Chase	Petty Cash Account	3496	$6
35	Brooks Run Mining Company, LLC	First Community	Petty Cash Account	2576	$10
36	Marfork Coal Company, Inc.	Branch Banking and Trust Company	Petty Cash Account	3957	$15
37	Cumberland Coal Resources, LP	First Federal	Petty Cash Account	3816	$5
38	Lauren Land Company	Branch Banking and Trust Company	Petty Cash Account	3841	$11

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 7

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
39	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3922	$15
40	Kingston Mining, Inc.	Branch Banking and Trust Company	Petty Cash Account	1972	$2
41	Kingwood Mining Company, LLC	ClearMountain Bank	Petty Cash Account	7670	$1
42	Maxxim Shared Services, LLC	Branch Banking and Trust Company	Petty Cash Account	6712	$3
43	Alpha Natural Resources Services, LLC	Global Cash Card	Payroll Petty Cash Account	6652	$129
44	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5456	$563
45	Alpha Natural Resources, Inc. (5)	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5432	$15,305
46	Alpha Natural Resources, Inc. (5)	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5459	$135,826
47	Alpha Natural Resources, Inc.	United Bank, Inc.	Other Account (letters of credit collateral)	1542	$5,235
48	Alpha Natural Resources, Inc.	Bank of America, N.A.	Money Market Account (inactive)	0A10	$—
49	Alpha Natural Resources, Inc.	Bank of America, N.A.	Investment Account (inactive)	8906	$—
50	Foundation PA Coal Company, LLC	Barclays	Corporate Equity Securities (Rice Shares)	N/A	$46,868
51	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0388	$34
52	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0379	$399
53	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0387	$7,397
54	Alpha Appalachia Holdings Company	Bank of America, N.A.	Rabbi Trust	0378	$679
55	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - BAML	2600	$130,449
56	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Morgan Stanley	2602	$75,145
57	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Deutsche	2605	$75,416
58	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - PNC	2606	$95,163
59	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account - Sterling	2607	$75,266

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 8

PAYMENTS TO INSIDERS (6)
(amounts in thousands)

Name	Title / Capacity	Type of Payment	Amount Paid in Current Period	Total Paid to Date Postpetition
E. Linn Draper, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	$—	$43
William J. Crowley, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	—	26
Deborah M. Fretz	Director	Quarterly Director Fees & Expense Reimbursement	—	34
L. Patrick Hassey	Director	Quarterly Director Fees & Expense Reimbursement	—	35
P. Michael Giftos	Director	Quarterly Director Fees & Expense Reimbursement	—	34
Joel Richards, III	Director	Quarterly Director Fees & Expense Reimbursement	—	64
Various Employees	Various	Wages & Other Payroll Earnings, Allowances and Considerations	502	3,394
Various Employees	Various	Expense Reimbursements	10	74

Total Payments To Insiders			$512	$3,704

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 9

PAYMENTS TO PROFESSIONALS
(amounts in thousands)

Name	Role / Capacity	Amount Paid in Current Period	Total Paid to Date Postpetition	Total Accrued & Unpaid (7)
Jones Day	Debtors' Counsel	$—	$4,823	$3,139
Hunton & Williams LLP	Debtors' Local Counsel	66	360	325
Jackson Kelly PLLC	Debtors' Special Counsel	118	678	1,181
Quinn Emanuel Urquhart & Sullivan, LLP	Debtors' Special Counsel	2	65	19
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Special Counsel	44	303	347
Rothschild Inc.	Debtors' Investment Banker	199	2,126	825
Alvarez & Marsal North America, LLC	Debtors' Financial Advisor	446	2,740	1,445
McKinsey Recovery & Transformation Services, US, LLC	Debtors' Turnaround Advisor	1,842	5,889	4,457
Kurtzman Carson Consultants, LLC	Debtors' Notice, Claims, and Solicitation Agent	145	1,229	676
Davis Polk & Wardwell LLP	First Lien Lender Counsel	395	4,051	900
McGuire Woods LLP	First Lien Lender Local Counsel	53	360	48
Ducera Partners LLC	First Lien Lender Investment Bankers	181	726	371
Kirkland & Ellis LLP	Second Lien Lender Counsel	141	1,151	192
Kutak Rock LLP	Second Lien Lender Local Counsel	—	134	36
Houlihan Lokey, Inc.	Second Lien Lender Investment Bankers	172	966	304
Milbank Tweed Hadley & McCloy LLP	UCC's Counsel	536	3,076	1,967
Sands Anderson PC	UCC's Local Counsel	88	344	240
Jefferies Group LLC	UCC's Investment Banker	141	272	396
Protiviti Inc.	UCC's Financial Advisor	264	1,206	1,241
Blackacre LLC	UCC's Coal Consultant	23	81	95
Prime Clerk, LLC	UCC's Information Agent	—	—	2
KPMG LLP	Debtors' Auditor	173	672	497
Deloitte Tax LLP	Debtors’ Tax Advisor	206	206	403
Ernst & Young LLP	Debtors’ Accounting/Tax/Valuation Advisor	—	33	580
Office of the United States' Trustee	Trustee	751	1,254	250
Innovative Compensation and Benefits Concepts	UCC's Compensation Consultant	—	—	5
Stroock & Stroock & Lavan LLP	Counsel	—	—	162

Total Payments To Professionals (8)		$5,986	$32,745	$20,103

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 10

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS (9)
(amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Ending Balance (10)
DIP Term Loan	$300,000	$—	$—	$300,000
1st Lien Revolver	445,000	—	—	445,000
1st Lien Term Loan	610,938	—	—	610,938
Aircraft Adequate Protection (11), (12)	5,209	—	(57)	5,152

Total	$1,361,147	$—	$(57)	$1,361,090

Accrued Interest/Fees	Beginning Balance	Interest and Fees Incurred	Payments	Ending Balance
DIP Term Loan	$9,272	$2,617	$(801)	$11,088
1st Lien Revolver	2,057	3,019	(2,010)	3,066
1st Lien Term Loan	—	1,841	—	1,841

Total	$11,329	$7,477	$(2,811)	$15,995

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 11

DEBTOR QUESTIONNAIRE
(amounts in thousands)

	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account?		X
Are any postpetition receivables (accounts, notes, or loans) due from related parties?	X (13)
Have any payments been made on pre-petition liabilities this reporting period?	X (14)
Have any postpetition loans been received by the Debtor from any party?		X
Are any postpetition payroll taxes past due?		X
Are any postpetition State or Federal income taxes past due?		X
Are any postpetition real estate taxes past due?		X
Are any other postpetition taxes past due?		X
Are any amounts owed to postpetition creditors delinquent?	X (15)
Have any pre-petition taxes been paid during this reporting period?	X (14) (16)
Are any wage payments past due?		X
Are workers compensation, general liability or other necessary insurance coverages in effect?	X (17)
Are all premium payments paid current?	X (17)

Please itemize policies below	X (17)

Insurance Installment Payments
Type of Policy	Carrier	Period Covered	Payment Amount & Frequency (18)
—	—	—	—

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 12

Appendix A

(Remainder of Page Intentionally Blank)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 13

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (19)
(amounts in thousands)
January 31, 2016 (12)
Assets
Current assets
Cash and cash equivalents	$661,723
Trade accounts receivable, net	155,712
Inventories, net	177,884
Short-term investments	401,404
Prepaid expenses and other current assets	100,210
Total current assets	1,496,933

Property, plant and equipment, net	2,915,665
Other acquired intangibles, net	17,390
Restricted cash	156,929
Other non-current assets	106,391
Total assets	$4,693,308

Liabilities and Stockholders' Equity (Deficit)

Liabilities not subject to compromise
Current liabilities
Current portion of long-term debt	$1,320,688
Trade accounts payable	102,729
Accrued expenses and other current liabilities	428,239
Total current liabilities	1,851,656

Long-term debt	25,221
Asset retirement obligations	485,076
Deferred income taxes	13,409
Other non-current liabilities	357,587
Total liabilities not subject to compromise	2,732,949
Liabilities subject to compromise	4,755,029
Total liabilities	7,487,978

Stockholders' Equity (Deficit)
Preferred stock - par value $0.01	—
Common stock - par value $0.01	2,351
Additional paid-in capital	8,217,925
Accumulated other comprehensive loss	(216,192)
Treasury stock, at cost	(273,620)
Accumulated deficit	(10,525,134)
Total stockholders' equity (deficit)	(2,794,670)
Total liabilities and stockholders' equity (deficit)	$4,693,308

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 14

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE MONTH AND YEAR ENDED JANUARY 31, 2016 (19)
(amounts in thousands)
MTD & YTD
Revenues
Coal revenues	$143,845
Freight and handling revenues	17,699
Other revenues	2,639
Total revenues	164,183

Costs and expenses
Cost of coal sales (exclusive of items shown separately below)	176,921
Freight and handling costs	17,699
Other expenses	2,199
Depreciation, depletion and amortization	17,970
Amortization of acquired intangibles, net	(398)
Selling, general and administrative expenses (exclusive of depreciation, depletion and amortization shown separately above)	7,900
Asset impairment and restructuring	1,404
Total costs and expenses	223,695

Loss from operations	(59,512)

Other income (expense)
Interest expense	(12,077)
Interest income	158
Miscellaneous income, net	7
Total other income, net	(11,912)

Loss before reorganization items and income taxes	(71,424)

Reorganization items, net	(6,949)

Loss before income taxes	(78,373)

Income tax benefit	—

Net loss	$(78,373)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 15

SUMMARIZED AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE MONTH AND YEAR ENDED JANUARY 31, 2016 (19)
(amounts in thousands)
MTD & YTD

Net cash provided by operating activities	$11,999

Investing activities:
Capital expenditures	(15,616)
Purchases of investments	(42,743)
Sales of investments	60,204
Deposit of restricted cash	(77,864)
Receipts from deposit of restricted cash	68,364
Proceeds from sale of property, plant and equipment	448
Net cash used in investing activities	(7,207)

Financing activities:
Principal repayments of capital lease obligations	(1,136)
Other, net	(57)
Net cash used in financing activities	(1,193)

Net increase in cash and cash equivalents	3,599
Cash and cash equivalents at beginning of period	658,124
Cash and cash equivalents at end of period	$661,723

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 16

ACCOUNTS RECEIVABLE AGING (19)
(amounts in thousands)

Accounts Receivable	Amount
0-30 Days	$148,319
31-60 Days	363
61-90 Days	659
91+ Days	13,000
Other Non-Trade & Misc. Receivables	2,418
Accounts Receivable (Gross)	$164,759
Reserve for Bad Debt	(9,047)
Amount Considered Uncollectible	—
Accounts Receivable (Net) (20)	$155,712

AGING OF POSTPETITION TAXES & PAYABLES (19)
(amounts in thousands)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$5,365	$—	$—	$—	$5,365
State and Local	36,072	—	—	—	36,072
Other	—	—	—	—	—
Total Taxes Payable (21)	$41,437	$—	$—	$—	$41,437

Accounts Payable (22)	$38,830	$503	$588	$496	$40,417

Total	$80,267	$503	$588	$496	$81,854

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 17

STATUS OF POSTPETITION TAXES (19)
(amounts in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid (Received)	Ending Tax
Withholding	$6	$5,327	$(5,338)	$(5)
FICA-Employee	1,032	3,084	(2,959)	$1,157
FICA-Employer	992	3,090	(2,959)	$1,123
Unemployment	153	123	(11)	$265
Excise	1,325	2,814	(2,481)	$1,658
Income	—	—	—	$—
Other (Office of Surface Mining)	3,476	1,182	(3,491)	$1,167
Total Federal Taxes	$6,984	$15,620	$(17,239)	$5,365

State and Local
Withholding	$666	$1,744	$(1,868)	$542
Sales / Use	181	285	(328)	$138
Mineral Severance	3,979	4,636	(4,752)	$3,863
Unemployment	826	985	(36)	$1,775
Real Property	7,662	9,347	—	$17,009
Personal Property	316	2,030	(1)	$2,345
Income/Franchise	159	83	(6)	$236
Explosive Tax	39	8	(35)	$12
Other Tax Payable	(3)	3	—	$—
Sales Tax Collected	4	3	—	$7
Other (Production Taxes)	8,418	2,622	(895)	$10,145
Total State and Local	$22,247	$21,746	$(7,921)	$36,072

Total Taxes (21)	$29,231	$37,366	$(25,160)	$41,437

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 18

NOTES

(1)
On August 3, 2015 (the "Petition Date"), Alpha Natural Resources, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors") commenced their chapter 11 cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court").

This Monthly Operating Report and the condensed consolidated financial statements included herein have been prepared solely for the purpose of complying with the monthly reporting requirements for the Bankruptcy Court and the lenders under the Debtors' postpetition financing facility, as amended (the "DIP Facility"), and are in a format that the Debtors believe is acceptable to the Office of the United States Trustee for Region Four (the "U.S. Trustee"). The Monthly Operating Report is limited in scope and covers a limited time period. The schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors generally produce their financial reporting on a consolidated basis, it is possible that not all assets, liabilities, cash receipts and disbursements have been recorded at the correct legal entity of either the Debtors or non-Debtor affiliates.

In addition, the assets, liabilities and results of operations of several non‑Debtor affiliates of the Debtors (Alpha Coal India Private Limited, Alpha Coal Sales International Limited, ANR Second Receivables Funding, LLC and Gray Hawk Insurance Company) are included in the Debtors' condensed consolidated financial statements. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited and subject to further review and potential adjustments, and may not have been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision, asset impairment testing and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, this Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP, and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations.

Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise may include estimated or liquidated amounts for certain obligations arising prior to the Petition Date, including, among others, (a) debt-related obligations, (b) employee or retiree benefit-related obligations, (c) contractual obligations and (d) litigation and other contingent claims. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis is completed and decisions made.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

(2)
The Debtors are authorized to continue using their centralized cash management system pursuant to the Final Order, Pursuant to Sections 345, 363(c)(1), 503(b)(1) and 553 of the Bankruptcy Code and Bankruptcy Rules 6003(b) and 6004(h): (A) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (B) Granting a Waiver of the Requirements of Section 345(b) and Certain of the U.S. Trustee's Operating Guidelines; (C) Permitting Continued Intercompany Transactions; (D) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (E) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts (Docket No. 683) (the "Cash Management Order"). Disbursement

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 19

activity is reported on behalf of the Debtor entity that incurred the corresponding obligation.

(3)
Represents receipts and disbursements (excluding certain intercompany cash management activity by and among accounts of the Debtors and their non-Debtor affiliates) on a book basis for the period from January 1, 2016 through January 31, 2016. For presentation purposes, all activity associated with non-Debtor ANR Second Receivables Funding, LLC has been shown on a net basis. Receipts and disbursements exclude the Debtors' investing activities (e.g., purchases and sales of securities and investment income).

(4)
Represents ending bank balance as of January 31, 2016. As part of the Debtors' monthly close process, all bank accounts, which the Debtors are authorized to maintain pursuant to the Cash Management Order, are reconciled to the applicable bank statements. The bank accounts include cash accounts, managed security accounts, restricted cash and securities accounts, which are reflected on the balance sheet as cash and cash equivalents, short-term investments, long-term investments, and long-term restricted cash.

(5)	Ending balance includes amounts held in an overnight sweep account.

(6)
The Debtors have included net employee compensation and expense reimbursement amounts for this schedule.  For purposes of this Monthly Operating Report, the Debtors have defined "insiders" as: (a) Kevin S. Crutchfield; (b) Gary W. Banbury; (c) Philip J. Cavatoni; (d) V. Keith Hainer; (e) Alan W. Jones Jr.; (f) Mark M. Manno; (g) Brian D. Sullivan; (h) Richard H. Verheij; (i) Bruce A. Hartshorn; (j) the members of each of the boards of directors or boards of managers of the Debtors and their non-Debtor affiliates, as applicable; (k) any individuals holding the title of (i) president or (ii) general manager of any of the Debtors or their non-Debtor affiliates; and (l) all relatives of the foregoing parties who have been disclosed pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Section 16 Relatives"). The Debtors do not maintain records of family relationships other than with respect to the Section 16 Relatives.

The parties identified as "insiders" have been included for informational purposes only. The inclusion of a party as an "insider" herein is not an acknowledgment or concession that such party is an insider under applicable bankruptcy law.

(7)
Amounts include estimated incurred and uninvoiced amounts, which are based on assumptions and available information believed to be reasonable at the time. Actual results however could differ from these estimates.

(8)	Includes fees related to the DIP Facility.

(9)	Amounts disclosed exclude interest and fees incurred and any payments related to the termination of the accounts receivable securitization facility.

(10)	Disclosed amounts represent principal and do not include any related debt discounts.

(11)
On November 19, 2015, the Bankruptcy Court entered the Order Providing Adequate Protection to Citizens Asset Finance, Inc. (Docket No. 969) pursuant to which the Debtors are required to make monthly payments in the amount of $57,209.06, among other things, as adequate protection of the interests of Citizens Asset Finance, Inc. in certain collateral, including an aircraft.

(12)	Amounts include prior period adjustments including a long-lived asset impairment of $4.8 billion recorded as of September 30, 2015.

(13)	Intercompany receivables are created in the normal course among the Debtors and their non-Debtor affiliates as a result of their use of a centralized cash management system.

(14)
Certain payments have been made on prepetition obligations, including certain (a) employee‑related obligations; (b) customer obligations; (c) sales & use, franchise, and other taxes and fees; and (d) obligations to trade creditors, in accordance with certain "first‑day" relief granted by the Bankruptcy Court.

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 20

(15)	Due to administrative issues and the process of reconciling claims, certain payments may periodically be delayed.

(16)
Pursuant to the Final Order, Pursuant to Sections 105(a),363(b),507(a) and 541 of the Bankruptcy Code, Authorizing the Debtors and Debtors in Possession to Pay Certain Prepetition Taxes (Docket No. 354), the Debtors are authorized to make payments on certain prepetition taxes.

(17)
Pursuant to the Final Order Authorizing the Debtors to: (A) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements; and (B) Honor all Obligations in Respect Thereof (Docket No. 353), the Debtors are authorized to maintain their insurance programs and pay related obligations without interruption and in accordance with the same practices and procedures as were in effect prior to the Petition Date. The Debtors' insurance policies are identified in Exhibit C to the Motion of Debtors for Interim and Final Orders Authorizing the Debtors to (I) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements and (II) Honor All Obligations in Respect Thereof (Docket No. 15) (the "Insurance Motion").

(18)	Further information regarding the Debtors' insurance programs is provided in the Insurance Motion.

(19)	Represents consolidated balances of both Debtor and non-Debtor entities.

(20)	Represents accounts receivable (net) inclusive of accruals for bad debt, amounts considered uncollectible and other receivables. Represents ending balance as of January 31, 2016.

(21)	Disclosed amounts exclude foreign taxes.

(22)	Reflects postpetition trade-related payables (excluding payables related to goods and services received, but not yet invoiced, and other miscellaneous accruals during the reporting period).

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 21